UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
     Date of report (Date of earliest event reported): July 27, 2005
CABOT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
DELAWARE

(State or Other Jurisdiction of Incorporation)

1-5667	04-2271897

(Commission File Number)	(IRS Employer Identification No.)

TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS	02210-2019

(Address of Principal Executive Offices)	(Zip Code)
(617) 345-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 27, 2005 Cabot Corporation issued a press release dated July 27, 2005 announcing its operating results for the third quarter of fiscal year 2005. A copy of the press release, together with third quarter fiscal year 2005 supplemental business information, are furnished herewith as Exhibits 99.1 and 99.2.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

99.1	Press release issued by Cabot Corporation on July 27, 2005
99.2	Third Quarter Fiscal Year 2005 Supplemental Business Information

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT CORPORATION
By:	/s/ John A. Shaw
	Name:	John A. Shaw
	Title:	Executive Vice President and Chief Financial Officer

Date: July 27, 2005

EXHIBIT INDEX

Exhibit
Number	Title
99.1	Press release issued by Cabot Corporation on July 27, 2005
99.2	Third Quarter Fiscal Year 2005 Supplemental Business Information